UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  May 7, 2009

  MIPS TECHNOLOGIES, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	000-24487 (Commission File Number)	77-0322161 (IRS Employer Identification No.)

1225 Charleston Road
Mountain View, CA  94043
(Address of Principal Executive Offices, including zip code)

(650) 567-5000
(Registrant's telephone number including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.   Entry into a Material Definitive Agreement.

On July 3, 2008, MIPS Technologies, Inc. (“MIPS”) entered into a Loan and Security Agreement (“Loan and Security Agreement”) with Silicon Valley Bank (“SVB”), providing for a term loan and a revolving credit facility.  The Loan and Security Agreement contains customary affirmative and negative covenants (including financial covenants and covenants preventing MIPS from disposing of certain assets), and events of default.  The Loan and Security Agreement was previously amended on December 18, 2008 to increase the amount that MIPS may invest in its subsidiaries.

On May 7, 2009, MIPS entered into and closed a Membership Interest Purchase Agreement with Synopsys, Inc., pursuant to which MIPS divested itself of its Analog Business Group, including MIPS Technologies Holding LLC.  In connection with this transaction, MIPS, SVB and MIPS Technologies Holding LLC entered into a second amendment of the Loan and Security Agreement (“Amendment No. 2”), pursuant to which SVB granted its consent to the sale of MIPS’ Analog Business Group to Synopsys, Inc.     More information regarding the sale of the Analog Business Group may be found in MIPS’ Current Report on Form 8-K filed on May 11, 2009.

Amendment No. 2 also contains provisions: (i) terminating the Unconditional Guaranty and Security Agreement, dated as of July 3, 2008, between SVB and MIPS Technologies Holding LLC, (ii) terminating the Uncertificated Security Control Agreement, dated as of July 3, 2008, among SVB, MIPS and MIPS Technologies Holding LLC, (iii) adjusting certain financial covenants, and (iv) updating certain definitions, notice provisions and exhibits.  Other than these changes, the Loan and Security Agreement continues in full force in accordance with its terms.

The foregoing description of Amendment No. 2 in this Current Report on Form 8-K is qualified in its entirety by reference to the full text of such amendment referenced as Exhibit 10.1 to this Current Report on Form 8-K, which is incorporated by reference herein.

Item 2.03    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth in Item 1.01 above is hereby incorporated by reference.

Item 9.01.   Financial Statements and Exhibits.

(d)       Exhibits

            10.1     Amendment No. 2 to Loan and Security Agreement and Consent, dated May 7, 2009, by and among MIPS Technologies, Inc., Silicon Valley Bank and MIPS Technologies Holding LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIPS TECHNOLOGIES, INC. (Registrant)

Date: May 13, 2009	By:	/s/ GAIL SHULMAN KNITTEL
Name: Gail Shulman Knittel
Title: Vice President, General Counsel & Secretary

EXHIBIT INDEX

Exhibit No.	Description
10.1	Amendment No. 2 to Loan and Security Agreement and Consent, dated May 7, 2009, by and among MIPS Technologies, Inc., Silicon Valley Bank and MIPS Technologies Holding LLC